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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        APRIL 26, 1996
                                                --------------------------------




                         SEARCH CAPITAL GROUP, INC.
- --------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)




          DELAWARE                       0-9539                  41-1356819
- --------------------------------    -----------------        -------------------
(State or other jurisdiction of     (Commission File         (I.R.S. Employer
       incorporation)                   Number)              Identification No.)





   700 N. PEARL STREET, SUITE 400
           DALLAS, TEXAS                                        75201-7490
- ----------------------------------------                  ----------------------
(Address of principal executive offices)                        (Zip Code)





Registrant's telephone number, including area code      (214) 965-6000
                                                  ------------------------------




                               NOT APPLICABLE
- --------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         On May 3, 1996 Search Capital Group, Inc. ("Search") made an announcement in the form of a press release that the U.S. District Court, Northern District of Texas, Dallas Division, approved the shareholders class action suit settlement described in Search's Annual Report on Form 10-K/A for the fiscal year ended September 30, 1995. A copy of such press release is attached as an exhibit to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                 (A)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                 Not Applicable

                 (B)      PRO FORMA FINANCIAL INFORMATION.

                 Not Applicable

                 (C)      EXHIBITS.


EXHIBIT
NUMBER   DOCUMENT DESCRIPTION
- -------  --------------------

99.1     Press Release of Search Capital Group, Inc., dated December 23, 1994.

99.2 Final Judgment and Order of Dismissal filed with the United States District Court for the Northern District of Texas, Dallas Division.





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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SEARCH CAPITAL GROUP, INC.



                                        By: /s/ Robert D. Idzi
                                           -----------------------------------
                                           Robert D. Idzi,
                                           Executive Vice President and
                                           Chief Financial Officer

Dated:      May 13, 1996





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                                 EXHIBIT INDEX

Exhibit
Number                             Description
- -------                            -----------

 99.1     Press Release of Search Capital Group, Inc., dated December 23, 1994.


 99.2 Final Judgement and Order of Dismissal filed with the United States District Court for the Northern District of Texas, Dallas Division.